THE ADVISORS' INNER CIRCLE FUND

                                 FMC SELECT FUND
                                  (THE "FUND")

                      SUPPLEMENT DATED JUNE 15, 2009 TO THE
                         PROSPECTUS DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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The Fund's Prospectus is hereby amended as follows:

1. ON PAGE 5, THE FOLLOWING REPLACES THE FOOTNOTE TO THE FEE TABLE UNDER THE HEADING "ANNUAL FUND OPERATING EXPENSES:"

+ The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time.

2. ON PAGE 8, THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISER:"

FMC serves as investment adviser to the Fund. FMC's principal place of business is located at 437 Madison Avenue, New York, NY 10022-7001. FMC has provided professional investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2008, FMC had approximately $10 billion in assets under management. For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 0.80% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.10% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2008, FMC received advisory fees of 0.80% of the Fund's average daily net assets.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 FMC-SK-005-0100


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                         THE ADVISORS' INNER CIRCLE FUND

                                 FMC SELECT FUND
                                  (THE "FUND")

                      SUPPLEMENT DATED JUNE 15, 2009 TO THE
         STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

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The Fund's SAI is hereby amended as follows:

     ON PAGE 13 OF THE SAI, THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER THE HEADING "THE ADVISER:"

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Select Fund and 1.00% of the average daily net assets of the Strategic Value Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses from exceeding 1.10% of the Select Fund's average daily net assets and 1.30% of the Strategic Value Fund's average daily net assets. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 FMC-SK-006-0100